UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 25, 2017 (January 24, 2017)

CORTLAND BANCORP
(Exact Name of Registrant as Specified in Charter)

Ohio	000-13814	34-1451118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

194 West Main Street, Cortland, Ohio 44410
(Address of Principal Executive Offices) (Zip Code)

(330) 637-8040
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On January 25, 2017, Cortland Bancorp issued a news release reviewing the Company’s financial results for the quarter and year ended December 31, 2016. A copy of this news release is included as Exhibit 99.1 and incorporated herein by reference.

     This announcement may contain forward-looking statements that involve risk and uncertainties, including changes in general economic and financial market conditions and the Company’s ability to execute its business plans.  Although management believes the expectations reflected in such statements are reasonable, actual results may differ materially.

     The information in this Current Report on Form 8-K, including Exhibit 99.1 included herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 7.01. Regulation FD Disclosure.

At a meeting on January 24, 2017 the Board of Directors of Cortland Bancorp (the “Company”) adopted a new stock repurchase program (“program”).  Under the program, the Company is authorized to repurchase up to 100,000 of its 4,420,255 issued and outstanding shares, equating to approximately 2.3%.  The program is effective through December 31, 2017, but may be limited or terminated at any time without prior notice.

Under the program, the Company may acquire shares of its common stock in the open market or in any private transaction from time to time and in accordance with applicable laws, rules and regulations.

Item 8.01. Other Events.

     In a press release issued on January 25, 2017, President James M. Gasior announced that the Board of Directors of Cortland Bancorp (the “Company”) has declared a dividend of $0.08.   The dividend is payable on or after March 1, 2017 to shareholders of record as of February 10, 2017.   In addition, a special year-end dividend of $.07 per share was declared, also payable on March 1, 2017 to shareholders of record as of February 10, 2017.  The press release is included as Exhibit 99.2 to this current report on Form 8K.

     This announcement may contain forward-looking statements that involve risk and uncertainties, including changes in general economic and financial market conditions and the Company’s ability to execute its business plans.  Although management believes the expectations reflected in such statements are reasonable, actual results may differ materially.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 – Press Release dated January 25, 2017

Exhibit 99.2 – Press Release dated January 25, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTLAND BANCORP

Date: January 25, 2017	By:	/s/ James M. Gasior
James M. Gasior
President